EXHIBIT 10.53



                            SECOND EXCHANGE AGREEMENT
                            -------------------------


                                                              April 13, 2001


Barbara Conrad
c/o HA Technology, Inc.
9500 Toledo Way
Irvine, CA  92618


Dear Mrs. Conrad:

         Group Long Distance, Inc., a Florida corporation ("GLDI"), shall acquire from Barbara Conrad (the "Shareholder"), on the terms and subject to the conditions set forth in this Second Exchange Agreement (the "Agreement"), twenty percent (20%) of the issued and outstanding shares of common stock of HA Technology, Inc., a Delaware corporation ("HAT"). This Agreement is intended to be, and shall be construed, as a binding obligation of the parties hereto.


                              I. Exchange of Shares
                                 ------------------

A.       Exchange
         --------

         At the closing, GLDI shall acquire from the Shareholder One Hundred Thousand (100,000) shares of common stock, par value $.001 per share, of HAT (collectively, the "HAT Shares"), constituting twenty percent (20%) of the issued and outstanding shares of common stock of HAT, in exchange for Two Million Two Hundred Thousand (2,200,000) shares of common stock, no par value, of GLDI (collectively, the "GLDI Shares").

B.       Investment Letters
         ------------------

         At the closing, the Shareholder shall execute and deliver to GLDI an investment letter in substantially the form of Exhibit A attached to that certain Exchange Agreement of even date herewith by and between the parties (the "Exchange Agreement") and incorporated herein by this reference.

         At the closing, GLDI shall execute and deliver to the Shareholder an investment letter in substantially the form of Exhibit B attached to the Exchange Agreement and incorporated herein by this reference.

C.       Tax-Free Reorganization
         -----------------------

         The transaction contemplated by Section I.A. above is a plan of reorganization intended by the parties to constitute a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986.

D.       Closing
         -------

         The closing of the transactions contemplated by this Agreement (the "closing") shall occur at the offices of HAT, 9500 Toledo Way, Irvine, California 92618-1806, on such date and at such time as the parties shall mutually agree; provided, however, that the closing shall occur not later than fifteen days after the date that all of the conditions precedent set forth in
Section IV below shall have been satisfied, or such other date as the parties may agree in writing.

         At the closing, the Shareholder shall deliver to GLDI a certificate representing all of the HAT Shares, together with an appropriate form of assignment, separate from certificate, endorsed in blank and GLDI shall cause its transfer agent to deliver to the Shareholder a certificate representing the GLDI Shares issued in the name of the Shareholder.

         At the closing, the Shareholder and GLDI shall execute and deliver such agreements, documents and instruments as may be necessary or desirable to effectuate the transactions contemplated hereby.


            II. Certain Representations and Warranties of the Parties
                -----------------------------------------------------

A.       Certain Representations and Warranties of the Shareholder
         ---------------------------------------------------------

         In order to induce GLDI to execute and deliver this Agreement and to consummate the transactions contemplated hereby, the Shareholder represents and warrants to GLDI as follows:

         1. The Shareholder has full right, power and authority to execute, deliver and perform her obligations under this Agreement and to exchange, transfer, assign and convey to GLDI all of the right, title and interest in and to the HAT Shares. This Agreement has been duly executed and delivered by the Shareholder and constitutes the legal, valid and binding obligation of the Shareholder and is enforceable against the Shareholder in accordance with its terms.

         2. Except for that certain Option Agreement dated October 19, 2000 (the "Option Agreement") by and between Quentra Networks, Inc., a Delaware corporation, HAT, the Shareholder, Jerry Conrad and DQE Enterprises, Inc., a Pennsylvania corporation, the execution, delivery and performance of this Agreement by the Shareholder and the consummation of the transactions contemplated hereby:



            (a) do not and will not violate (with or without the giving of notice or the lapse of time or both) any contract, agreement, document or instrument to which the Shareholder or HAT is a party or by which the Shareholder or HAT or any of the assets or properties of the Shareholder or HAT, including without limitation the HAT Shares, is bound, or require any consent or approval from, any person or entity (including without limitation any governmental entity, any bank or other financial institution or any creditor); and

            (b) do not and will not require any consent or approval under, and do not and will not conflict with, or result in the breach, violation or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of the Shareholder or HAT under, or result in the creation of any lien or encumbrance upon any or all of the properties, assets or business of the Shareholder or HAT, including without limitation the HAT Shares, pursuant to, any contract, agreement, document or instrument to which the Shareholder or HAT is a party or by which the Shareholder or HAT or any of the assets or properties of the Shareholder or HAT, including without limitation the HAT Shares, is bound.

         3. The Shareholder holds good, valid, legal and beneficial title, as her sole and separate property, to all of the HAT Shares, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever.

         4. Except for the Option Agreement, the Shareholder is not a party to, and the HAT Shares are not the subject of, any contract or agreement involving or relating to the voting, sale, transfer, assignment or conveyance of the HAT Shares, including without limitation any shareholders' agreement, voting agreement, voting trust agreement, proxy agreement, proxy, warrant or option agreement, right of first refusal, right of first offer or other similar agreement. The Shareholder has never granted a security interest in or pledged any or all of the HAT Shares to any person or entity. The Shareholder has never granted to any person or entity any proxy, voting trust or other right to vote the HAT Shares. Except for the Option Agreement, the Shareholder has never granted to any person or entity any warrant, option or other right to purchase directly or indirectly any or all of the HAT Shares and, except for this Agreement, the Shareholder has never entered into any contract or agreement for the sale or purchase of the HAT Shares.

         5. The HAT Shares constitute twenty percent (20%) of issued and outstanding shares of common stock of the HAT. The HAT Shares constitute twenty percent (20%) of the securities of HAT legally or beneficially owned by the Shareholder.

         6. No broker, finder or person or entity acting in a similar capacity has been employed or retained by the Shareholder in connection with the transactions contemplated by this Agreement, and no person or entity is entitled to receive any brokerage, finders' or similar fee or commission in connection with this Agreement and the transactions contemplated hereby.



B.       Certain Representations and Warranties of GLDI
         ----------------------------------------------

         In order to induce the Shareholder to execute and deliver this Agreement and to consummate the transactions contemplated hereby, GLDI represents and warrants to the Shareholder, and covenants and agrees with the Shareholder, as follows:

         1. GLDI is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. GLDI has all requisite corporate power, franchises, licenses and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted.

         2. GLDI has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and, at closing, GLDI will have all necessary corporate power and authority to issue, exchange, transfer, assign and convey to the Shareholder the GLDI Shares. The execution, delivery and performance of this Agreement by GLDI have been authorized by all necessary corporate action of GLDI. This Agreement has been duly executed and delivered by GLDI and constitutes the legal, valid and binding obligation of GLDI and is enforceable against GLDI in accordance with its terms.

         3. The execution, delivery and performance of this Agreement by GLDI and the consummation of the transactions contemplated hereby:

            (a) do not and will not violate (with or without the giving of notice or the lapse of time or both) any contract, agreement, document or instrument to which GLDI is a party or by which GLDI or any of its assets or properties is bound, or require any consent or approval from, any person or entity (including without limitation any governmental entity, any bank or other financial institution or any creditor); and

            (b) do not and will not require any consent or approval under, and do not and will not conflict with, or result in the breach, violation or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of

         GLDI under, or result in the creation of any lien or encumbrance upon any or all of the properties, assets or business of GLDI pursuant to, any contract, agreement, document or instrument to which GLDI is a party or by which GLDI or any of its assets or properties is bound.

         4. At closing, the GLDI Shares to be issued pursuant to this Agreement will be validly issued, fully paid and nonassessable. Upon issuance of the GLDI Shares to the Shareholder, the Shareholder will acquire legal and valid title to the GLDI Shares, free and clear of all restrictions on title other than those imposed by applicable securities laws or created by action of the Shareholder.

         5. No broker, finder or person or entity acting in a similar capacity has been employed or retained by GLDI in connection with the transactions contemplated by this Agreement, and no person or entity is entitled to receive any brokerage, finders' or similar fee or commission in connection with this Agreement and the transactions contemplated hereby.


              III. Certain Covenants and Agreements of the Parties
                   -----------------------------------------------

A.       Certain Covenants and Agreements of the Shareholder
         ---------------------------------------------------

         The Shareholder covenants and agrees with GLDI as follows:

         1. The Shareholder shall use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things, necessary, proper, convenient or advisable in order to consummate the transactions contemplated by this Agreement.

         2. From and after the date hereof and through the date of closing, the Shareholder shall not sell, assign, transfer, convey, pledge, hypothecate, encumber or otherwise dispose of (collectively, a "Transfer"), or agree to Transfer, any or all of the HAT Shares or any interest therein, except pursuant to this Agreement.

         3. The Shareholder shall vote all of the shares of common stock, no par value, of GLDI legally or beneficially owned by her in favor of an amendment to the Amended and Restated Articles of Incorporation increasing the authorized capital stock of GLDI. Upon request, the Shareholder shall execute and deliver to the management of GLDI all proxies, consents and other instruments necessary to effectuate such amendment to the Amended and Restated Articles of Incorporation of GLDI.

B.       Certain Covenants and Agreements of GLDI
         ----------------------------------------

         GLDI covenants and agrees with the Shareholder as follows:

         1. GLDI shall use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things, necessary, proper, convenient or advisable in order to consummate the transactions contemplated by this Agreement.

         2. GLDI shall take all action necessary in accordance with the laws of the State of Florida, its Amended and Restated Articles of Incorporation, its Amended and Restated Bylaws, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder to cause its Amended and Restated Articles of Incorporation to be amended to increase the authorized capital stock of GLDI.


                       IV. Conditions Precedent to Closing
                           -------------------------------

A.       Conditions Precedent to the Obligations of the Shareholder
         ----------------------------------------------------------

         The obligations of the Shareholder to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the closing of all of the following conditions precedent (any or all of which may be waived, in whole or in part, by the Shareholder in her discretion):

         1. No preliminary or permanent injunction or other order issued by a court of competent jurisdiction or by any regulatory authority, nor any statute, rule or regulation enacted or promulgated subsequent to the date of this Agreement, which prohibits the consummation of the transactions contemplated hereby shall be in effect.

         2. GLDI shall have performed in all material respects its obligations under this Agreement required to be performed by it on or prior to the closing. Without limiting the generality of the immediately preceding sentence, the Amended and Restated Articles of Incorporation of GLDI shall have been amended to increase the capital stock of GLDI so as to permit GLDI to issue the GLDI Shares to the Shareholder.

         3. The representations and warranties of GLDI contained in this Agreement shall be true and correct in all material respects at and as of the date of closing as if made at and as of such time, except as affected by the transactions contemplated hereby.

         4. The Shareholder shall have received a certificate, dated as of the date of closing, of the President of GLDI to the effect that the conditions precedent specified in paragraphs 2 and 3 of this Section IV.A. have been satisfied.

B.       Conditions Precedent to the Obligations of GLDI
         -----------------------------------------------

         The obligations of GLDI to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the closing of all of the following conditions precedent (any or all of which may be waived, in whole or in part, by GLDI in its discretion):

         1. No preliminary or permanent injunction or other order issued by a court of competent jurisdiction or by any regulatory authority, nor any statute, rule or regulation enacted or promulgated subsequent to the date of this Agreement, which prohibits the consummation of the transactions contemplated hereby shall be in effect.

         2. The Shareholder shall have performed in all material respects her obligations under this Agreement required to be performed by her on or prior to the closing. Without limiting the generality of the immediately preceding sentence, the Amended and Restated Articles of Incorporation of GLDI shall have been amended to increase the capital stock of GLDI so as to permit GLDI to issue the GLDI Shares to the Shareholder.


         3. The representations and warranties of the Shareholder contained in this Agreement shall be true and correct in all material respects at and as of the date of closing as if made at and as of such time, except as affected by the transactions contemplated hereby.

         4. GLDI shall have received a certificate, dated as of the date of closing, of the Shareholder to the effect that the conditions precedent specified in paragraphs 2 and 3 of this Section IV.B. have been satisfied.


                        V. Survival; Indemnities; Release
                           ------------------------------

A.       Survival
         --------

         All of the representations, warranties, covenants, agreements and indemnities of the Shareholder set forth in this Agreement shall survive the consummation of the transactions contemplated by this Agreement, notwithstanding any audit or investigation made by or on behalf of GLDI.

         All of the representations, warranties, covenants, agreements and indemnities of GLDI set forth in this Agreement shall survive the consummation of the transactions contemplated by this Agreement, notwithstanding any audit or investigation made by or on behalf of the Shareholder.

B.       Indemnification of Shareholder
         ------------------------------

         GLDI shall indemnify and hold harmless the Shareholder from, against and in respect of the full amount of any and all liabilities, damages, claims, taxes, deficiencies, assessments, losses, penalties, interest, costs and expenses (including without limitation fees and disbursements of trial and appellate counsel)(collectively, the "Indemnified Expenses") arising from, in connection with, or incident to any breach or violation of any or all of the representations, warranties, covenants and agreements made by GLDI in this Agreement.

C.       Indemnification of GLDI
         -----------------------

         The Shareholder shall indemnify and hold harmless GLDI from, against and in respect of the full amount of any and all Indemnified Expenses arising from, in connection with, or incident to any breach or violation of any or all of the representations, warranties, covenants and agreements made by the Shareholder in this Agreement.


                          VI. Miscellaneous Provisions
                              ------------------------

A.       Governing Law
         -------------

         The provisions of this Agreement shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to the principles of conflicts of law thereof.

B.       Entire Agreement
         ----------------

         This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, among the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the parties.

C.       Benefits; Binding Effect
         ------------------------

         This Agreement shall be for the benefit of, and shall be binding upon, the parties and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

D.       Severability
         ------------

         The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. If any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

E.       Waiver
         ------

         The waiver by any party of a breach or violation of any provision of this Agreement by any other party shall not operate nor be construed as a waiver of any subsequent breach or violation, nor as a waiver by any other party of such breach or violation, nor as a waiver by any other party of any subsequent breach or violation. The waiver by any party to exercise any right or remedy it, he or she may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation, nor as a bar to the exercise of any right or remedy by any other party.

F.       Headings
         --------

         The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

G.       Counterparts
         ------------

         This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

H.       Expenses
         --------

         Each party shall bear all of the legal, accounting and other costs and expenses incurred by it or her in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         If this Agreement sets forth our mutual agreement, please execute a copy of it in the appropriate space below and return it to GLDI.


                                               Sincerely,

                                               GROUP LONG DISTANCE, INC.




                                               By: /s/ Glenn S. Koach
                                                   -----------------------------
                                                   Glenn S. Koach, President



         The provisions of the foregoing Agreement are accepted and agreed to on April 13, 2001.





                                                          /s/  Barbara Conrad
                                                          --------------------
                                                               Barbara Conrad